UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

August 1, 2024

TARGA RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-34991 (Commission File Number)	20-3701075 (IRS Employer Identification No.)

811 Louisiana, Suite 2100

Houston, TX 77002

(Address of principal executive office and Zip Code)

(713) 584-1000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	TRGP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 1, 2024, Targa Resources Corp. (the “Company”) issued a press release regarding its financial results for the three months ended June 30, 2024. A conference call to discuss these results is scheduled for 11:00 a.m. Eastern time (10:00 a.m. Central time) on Thursday, August 1, 2024. The conference call will be webcast live and a replay of the webcast will be available through the Investors section of the Company’s web site (http://www.targaresources.com). A copy of the earnings press release is furnished as Exhibit 99.1 to this report, which is hereby incorporated by reference into this Item 2.02.

The press release and accompanying schedules and/or the conference call discussions include the non-generally accepted accounting principles (“non-GAAP”) financial measures of adjusted EBITDA, adjusted cash flow from operations, adjusted free cash flow and adjusted operating margin (segment). The press release provides reconciliations of these non-GAAP financial measures to their most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Our non-GAAP financial measures should not be considered as alternatives to GAAP measures and have important limitations as analytical tools.

Item 7.01 Regulation FD Disclosure.

The Company uses any of the following to comply with its disclosure obligations under Regulation FD: press releases, SEC filings, public conference calls, or the Company’s website. The Company routinely posts important information on its website (http://www.targaresources.com), including information that may be deemed to be material. The Company encourages investors and others interested in the Company to monitor these distribution channels for material disclosures.

Item 8.01 Other Events.

On July 30, 2024, the Board of Directors of Targa Resources Corp. (the “Company”) approved a new share repurchase program (the “2024 Share Repurchase Program”) for the repurchase of up to $1.0 billion of the Company’s outstanding common stock. The 2024 Share Repurchase Program is effective immediately. The amount authorized under the 2024 Share Repurchase Program is in addition to the amount remaining as of June 30, 2024, under the Company’s existing share repurchase program adopted in May 2023. The 2024 Share Repurchase Program does not obligate the Company to repurchase any specific dollar amount or number of shares and share repurchases thereunder will be made in accordance with applicable securities laws and may be discontinued by the Company, in its sole discretion and without notice.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description
Exhibit 99.1	Targa Resources Corp. Press Release dated August 1, 2024.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Targa Resources Corp.

Date: August 1, 2024	By:	/s/ Jennifer R. Kneale
Jennifer R. Kneale
President – Finance and Administration (Principal Financial Officer)